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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

         We consent to the incorporation by reference in Registration Statement No. 333-92911 on Form S-3 and Registration Statements No. 333-82407, No. 333-71110 and No. 333-100600 on Form S-8 of Elizabeth Arden, Inc. of our report dated April 6, 2001, appearing in the Annual Report on Form 10-K of Elizabeth Arden, Inc. for the year ended January 31, 2001.

Deloitte & Touche LLP
Certified Public Accountants
Miami, Florida
May 1, 2003